                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          USA Video Interactive Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------


     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------


     (3) Filing Party:

         ---------------------------------------------------------------------


     (4) Date Filed:

         ---------------------------------------------------------------------

                              USA VIDEO INTERACTIVE CORP.

                              NOTICE OF THE ANNUAL MEETING
                              OF THE SHAREHOLDERS

                              Friday, June 23, 2000



NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of USA Video Interactive Corp. will be held at the Rhode Island Convention Center, Meeting Room #553 A, 1 Sabin Street, Providence, Rhode Island on Friday, June 23, 2000, at the hour of 11:00 in the morning (local time) for the following purposes:

1. To receive the consolidated financial statements of the Corporation for the fiscal year ended December 31, 1999 and the report of the auditor thereon;

2.   To elect the directors for the ensuing year;

3. To appoint the auditor for the year ending December 31, 2000 and to authorize the directors to fix the auditor's remuneration; and

4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

Shareholders who are unable to attend the meeting in person are requested to complete and forward the accompanying instrument of Proxy duly signed and dated in accordance with the instructions contained in the accompanying Information Circular to ensure representation.

     DATED at Vancouver, British Columbia this 10th day of May 2000.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Anton J. Drescher
                                           ---------------------
                                           ANTON J. DRESCHER
                                           Secretary

                            USA VIDEO INTERACTIVE CORP.
                            INFORMATION CIRCULAR
                            --------------------
                            For the Annual Meeting of the Shareholders
                            To Be Held on June 23, 2000

                            SOLICITATION OF PROXIES

This Information Circular is furnished in connection with solicitation of proxies by the management of USA Video Interactive Corp. (the "Corporation" and "USA Video") to be used at the Annual Meeting of the shareholders of the Corporation (the "Meeting"), to be held at the Rhode Island Convention Center, Meeting Room #553 A, 1 Sabin Street, Providence, Rhode Island on Friday, June 23, 2000, at the hour of 11:00 in the morning (local time) and any adjournment thereof, and for the purposes set forth in the accompanying Notice of Annual Meeting. It is expected that the solicitation will be primarily by mail. Directors, officers and regular employees of the Corporation may solicit proxies without special compensation by telephone, telegram or in person. Costs of solicitation will be paid by the Corporation. All dollar amounts referred to in this Information Circular are in United States currency.

     1.   APPOINTMENT AND REVOCATION OF PROXY BY REGISTERED SHAREHOLDERS
          --------------------------------------------------------------

     The persons named in the enclosed form of proxy are directors and officers of the Corporation and you are requested to strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Meeting. A Shareholder desiring to appoint a person to represent him at the Meeting may do so either by inserting such person's name in the blank space provided and striking out the printed names in the form of proxy or by completing another from of proxy. In either case, the proxy must be deposited at the offices of the Corporation's Transfer Agent, CIBC Mellon Trust Company, Suite 600, 333- 7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z3, at least forty-eight (48) hours prior to the hour of the Meeting or any adjournment(s) thereof.

     The proxies are revocable. Subject to compliance with the requirements of the following paragraph, the giving of a proxy will not affect the right of a shareholder to attend and vote in person at the Meeting. A shareholder who has given a proxy may revoke it either by depositing an instrument in writing executed by him or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, at the offices of the Corporation's Transfer Agent, CIBC Mellon Trust Company, Suite 600, 333- 7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z3, at any time up to and including 48 hours preceding the hour of the Meeting, or any adjournment(s) thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, prior to the commencement of the Meeting. There will be no voting by telephone.

     A proxyholder need not be a shareholder of the Corporation. The proxyholder will have authority to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy.

     The proxy shall be executed by the shareholder or by his attorney authorized in writing. A proxy is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

     2.   APPOINTMENT AND REVOCATION OF PROXY BY NON-REGISTERED SHAREHOLDERS
          ------------------------------------------------------------------

     All non-registered holders of common shares of the Corporation who receive this information circular and notice of meeting through a broker or other intermediary should complete and return the form of proxy entitling such beneficial owners of the common shares to vote in accordance with the instructions provided by the broker or other intermediary to the proxy tabulation service which will provide the information to the Corporation's transfer agent, CIBC Trust Company.

     3.   VOTING PROCEDURE AND EXERCISE OF DISCRETION BY PROXY
          ----------------------------------------------------

     There are two proposals to be voted on, namely the election of the directors and the appointment of the auditors. Under the Corporation's bylaws in order to pass, both proposals require a majority of the votes cast on the question. Abstentions, but not brokers' non-votes, count as votes cast. Votes will be tabulated, on the basis of one vote per share, by the Scrutineer who will be appointed by the Chairman at the Meeting. The proxies will be tabulated by the Corporation's transfer agent, CIBC Mellon Trust Company, on the day before the Meeting. At the Meeting, all valid proxies tabulated by the Corporation's transfer agent and the votes of all registered shareholders appearing in person will be counted by the Scrutineer.

     The persons named in the accompanying form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. In the absence of such direction, such shares will be voted in favor of the matters set out herein.

     The accompanying form of proxy confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date hereof, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in this Information Circular and the Notice of Meeting. If any such amendment, variation or other matter properly comes before the Meeting, the instrument of proxy will be voted on such matters in accordance with the best judgment of the person voting the proxy.


     4.   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
          -------------------------------------------

     Of the Corporation's 250,000,000 authorized common shares, 73,466,089 are issued and outstanding at the date hereof. The Corporation has fixed April 24, 2000 as the record date (the "Record Date") for the Meeting.

     The holders of the Corporation's common shares as of the Record Date are entitled to receive notice of and to attend and be heard at the Meeting. Registered holders of common shares as shown on the shareholders list prepared as of the Record Date will be entitled to vote such shares at the Meeting on the basis of one vote for each common share held, except to the extent that the person has transferred the ownership of any of his shares after the Record Date, and the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the shares, and demands, not later than 10 days before the Meeting, or any shorter period before the Meeting that the by-laws of the Corporation may provide, that his or her name be included in the list before the Meeting, in which case the transferee is entitled to vote his or her shares at the Meeting. The list of shareholders will be available after the Record Date during the usual business hours at the Calgary office of the Corporation's transfer agent, CIBC Mellon Trust Company, Suite 600, 333 - 7th Avenue S.W., Calgary, Alberta , Canada T2P 2Z3, and at the Meeting.

     To the knowledge of the directors and executive officers of the Corporation, no person or company beneficially owned, directly or indirectly, or exercised control or discretion over, shares carrying more than 10% of the voting rights attached to the Corporation as at the date hereof.

     The following table sets forth as of January 31, 2000, the outstanding common shares of USA Video owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by USA Video to own beneficially, more than 5% of USA Video common shares, and the shareholdings of all Executive Officers and Directors as a group.


                                                                   PERCENTAGE OF
NAME                                     SHARES OWNED               SHARES OWNED
--------------------------------------------------------------------------------
Edwin Molina (1)                           5,117,924                    6.61%
President, Chief Executive
Officer and member of the
Board of Directors
--------------------------------------------------------------------------------
Anton J. Drescher (2)                      5,387,885                    7.08%
Chief Financial Officer,
Secretary and member of the
Board of Directors
--------------------------------------------------------------------------------
Ronald L. Patton (3)                         852,000                    1.14%
Chief Technical Officer
--------------------------------------------------------------------------------
Anthony J. Castagno (4)                    1,792,700                    2.38%
Executive Vice President
--------------------------------------------------------------------------------
Gerhard J. Drescher (5)                      267,598                    0.36%
Director
--------------------------------------------------------------------------------
Norman Bonin (6)                              62,000                    0.08%
Director
--------------------------------------------------------------------------------
ALL EXECUTIVE OFFICERS
& DIRECTORS AS A
GROUP (7 Persons) (7)                     15,848,707                   20.93%

--------------------------------------------------------------------------------
Except as noted below, all shares are held of record and each record shareholder has sole voting and investment power.

1) Includes 1,200,000 options and 1,735,000 warrants that are currently exercisable. Mr. Molina's address is the same as USA Video executive offices in Mystic, Connecticut.

2) Includes 1,000,000 options and 550,000 warrants that are currently exercisable. Mr. Drescher's address is the same as USA Video corporate office in Vancouver, British Columbia.

3) Includes 300,000 options and 80,000 warrants. Mr. Patton's address is the same as USA Video's executive offices in Mystic, Connecticut.

4) Includes 300,000 options and 470,000 warrants. Mr. Castagno's address is the same as USA Video's executive offices in Mystic, Connecticut.

5) Includes 50,000 options that are currently exercisable. Mr. Drescher's address is the same as USA Video's corporate office in Vancouver, British Columbia.

6) Includes 50,000 options that are currently exercisable. Mr. Bonin's address is the same as USA Video corporate office in Vancouver, British Columbia.

7) Includes 2,450,000 options and 3,275,000 warrants that are currently exercisable.

There are no arrangements known to the Corporation, the operation of which may result in a change of control of the Corporation.

     5.   MANAGEMENT COMPENSATION

          A.   CASH
               ----

     All dollar amounts referred to in this Information Circular are in United States currency. During 1999, the Corporation had the following executive officers, namely: Edwin Molina, President and Chief Executive Officer; Anton J. Drescher, Secretary/Treasurer and Chief Financial Officer; Ronald
     L. Patton, Chief Technical Officer; Anthony J. Castagno, Chief Operating Officer; and Daniel J. Sciro, Vice-President of Sales. During the fiscal years ended December 31, 1997, 1998 and 1999, the following cash compensation, including salaries, consulting fees, commissions, professional fees and bonuses, was paid to the Corporation's executive officers:

--------------------------------------------------------------------------------
       OFFICER                          YEAR               CASH COMPENSATION (1)
--------------------------------------------------------------------------------
Edwin Molina                            1999                     $120,000
                                        1998                     $ 60,500
                                        1997                        Nil
--------------------------------------------------------------------------------
Anton J. Drescher (2)                   1999                     $120,000
                                        1998                     $ 77,270
                                        1997                     $ 65,517
--------------------------------------------------------------------------------
Ronald L. Patton                        1999                     $120,000
                                        1998                        N/A
                                        1997                        N/A
--------------------------------------------------------------------------------
Anthony J. Castagno                     1999                     $120,000
                                        1998                        N/A
                                        1997                        N/A
--------------------------------------------------------------------------------
Daniel J. Sciro                         1999                     $ 45,000
                                        1998                     $ 60,000
                                        1997                        N/A
--------------------------------------------------------------------------------

(1) The total executive compensation paid in cash was $600,000 in 1999, $306,814 in 1998 and $224,086 in 1997.

(2)  In addition, Mr. Drescher received interest of $12,965 (1999); $24,379
     (1998); and $29,582 (1997) on loans he made to the Company.

          B.   STOCK OPTIONS
               -------------

     A share option plan for directors, officers, key employees and consultants of the Corporation was approved by the shareholders of the Corporation on April 27, 1990. Under the plan, the board of directors may reserve for issuance up to 10% of the issued and outstanding common shares of the Corporation on a non-diluted basis. No individual may be granted an option exceeding 5% of the issued and outstanding common shares of the Corporation. The option price per common share must be acceptable to any stock exchange on which the Corporation's shares are listed. The maximum length of any option shall be 5 years from the date the option is granted. As well, the options expire 90 days after the optionee ceases to act for the Corporation except in the event of the death of an optionee, in which case the optionee's estate shall have 12 months in which to exercise the outstanding options. In the event of any consolidation, division or other relevant change in the capital of the corporation, the number of common shares available under the share option plan and the number of shares subject to the option and the option price shall be adjusted accordingly.

     During 1999, a total of 4,250,000 stock options were granted to employees of the Corporation. The following table sets out the stock options granted to the officers and directors of the Corporation during the year ended December 31, 1999:

-------------------------------------------------------------------------------------------------------------
                                                          No. of Common
                                                           Shares under       Exercise
        Name                       Date of Grant              option            Price           Expiry Date
-------------------------------------------------------------------------------------------------------------
Edwin Molina                        July 16, 1999            1,200,000         $ 1.00           July 16, 2001
-------------------------------------------------------------------------------------------------------------
Anton J. Drescher                   July 16, 1999            1,000,000         $ 1.00           July 16, 2001
-------------------------------------------------------------------------------------------------------------
Gerhard J. Drescher                 July 16, 1999               50,000         $ 1.00           July 16, 2001
-------------------------------------------------------------------------------------------------------------
Norman J. Bonin                     July 16, 1999               50,000         $ 1.00           July 16, 2001
-------------------------------------------------------------------------------------------------------------
Ronald L. Patton                 January 13, 1999              500,000         $0.067        January 31, 2001
-------------------------------------------------------------------------------------------------------------
Anthony J. Castagno              January 12, 1999              250,000         $0.067        January 12, 2001
-------------------------------------------------------------------------------------------------------------
Daniel J. Sciro                 November 25, 1999              150,000         $ 1.00       November 25, 2001
-------------------------------------------------------------------------------------------------------------

     The following tables sets out details of options exercised during 1999 by the Corporation's officers and directors, the value received and the number of options remaining unexercised as of the December 31, 1999 year end:

---------------------------------------------------------------------------------------------------------------------
                                                                      No. of Common Shares
                                Number of            Value           Remaining Under Option         Expiry Date of
       Name                 Options Exercised      Realized        (as at December 31, 1999)      Unexercised Options
---------------------------------------------------------------------------------------------------------------------
Edwin Molina                      800,000          $200,665                 1,200,000                July 16, 2001
---------------------------------------------------------------------------------------------------------------------
Anton J. Drescher               1,000,000          $146,060                 1,000,000                July 16, 2001
---------------------------------------------------------------------------------------------------------------------
Gerhard J. Drescher                50,000          $ 25,125                    50,000                July 16, 2001
---------------------------------------------------------------------------------------------------------------------
Norman J. Bonin                    50,000          $ 25,125                    50,000                July 16, 2001
---------------------------------------------------------------------------------------------------------------------
Ronald L. Patton                  100,000          $ 49,580                   400,000             January 31, 2001
---------------------------------------------------------------------------------------------------------------------
Anthony J. Castagno               250,000          $194,300                       Nil                          N/A
---------------------------------------------------------------------------------------------------------------------
Daniel J. Sciro                 1,000,000          $197,878                   150,000            November 25, 2001
---------------------------------------------------------------------------------------------------------------------

6.   DIRECTORS' COMPENSATION
     -----------------------

No remuneration was paid to the directors of the Corporation or its subsidiaries in their capacity as directors during the fiscal year ending December 31, 1999. There are no agreements or arrangements with any directors of the Corporation in respect of cash compensation for services in their capacity as directors. Particulars of share purchase options granted to the directors during the year ended December 31, 1999 are set out above in the tables under item 5, "Management Compensation, Share Options."

7.   MANAGEMENT INFORMATION
     ----------------------

The following table sets forth the name, age and position of each current director and executive officer of USA Video:

--------------------------------------------------------------------------------
NAME                        AGE               POSITION             PERIOD SERVED
--------------------------------------------------------------------------------
Edwin Molina                 44       Director, Chief Executive      since 1998
                                      Officer and President

Anton J. Drescher            43       Director, Chief Financial      since 1994
                                      Officer and Secretary

Gerhard J. Drescher          39       Director                       since 1992

Norman J. Bonin              47       Director                       since 1998

Anthony J. Castagno          50       Executive Vice President       since 1998

Ronald L. Patton             45       Chief Technical Officer        since 1999

Daniel L. Sciro              34       Vice-President, Sales          since 1998

William Meyer                46       Chief Operating Officer        since 2000

Kent Norton                  39       Chief Information Officer      since 2000

Matthew Kinnaman             40       Vice President of Strategic    since 2000
                                      Innovation
--------------------------------------------------------------------------------

Gerhard Drescher, Anton Drescher, Edwin Molina and Norman Bonin were elected directors of the Corporation in June 1999. Each director will serve until the next annual meeting of shareholders and their respective successors are elected and qualified.

Executive Officers, Directors and Other Significant Employees of the Company:
-----------------------------------------------------------------------------

Edwin Molina - President, Chief Executive Officer and Director
--------------------------------------------------------------

Mr. Molina served as a Senior Administrator with USA Video from June 1992 to June 30, 1998, when he was appointed as President, Principal Executive Officer and a member of the Board of Directors. Prior to joining USA Video he was a Senior Administrator with Adnet USA LLC, a private California company involved in Internet advertising, from May 1996 to June 1998. Mr. Molina was also a Senior Administrator with Future Link Systems Inc., a Vancouver Stock Exchange listed company involved in development of compression technology, from January 1988 to June 1992. Mr. Molina works a minimum of 60 hours per week on USA Video activities. His duties include overseeing all activities of the Company including providing strategic direction, managing and directing personnel and budgets, overseeing the activities of other corporate officers and staff, and directly overseeing all investor-related activities of USA Video.

Anton J. Drescher - Chief Financial Officer, Secretary and Director
-------------------------------------------------------------------

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994. His duties include overseeing all financial activities of the company including direct oversight of budgets, accounts receivable and accounts payable, interactions with regulatory authorities in the United States and Canada, and consultation on strategic direction. He has been a Certified Management Accountant since 1981. He is a director and Secretary/

Treasurer of Future Link Systems Inc. which has been involved in the development of compression technology, since 1997; Director and Secretary/Treasurer of Interlink Systems Inc.(formerly Glassmaster Industries Inc.), a public company listed on The Canadian Dealing Network which has been involved in industrial glass laminates, waste disposal and mineral exploration, since 1996; President of Westpoint Management Consultants Limited, a private British Columbia company involved in taxation and public markets, since 1979; President of Harbour Pacific Capital Corp., a private British Columbia company involved in regulatory filings for businesses in Canada, since 1998; and director and President of International Tower Hill Mines Limited, a public company listed on the Canadian Venture Exchange, which is involved in mineral exploration, since 1991. Mr. Drescher works between 40 and 60 hours per week on USA Video activities. He spends significantly less time supervising professionals working on the accounts of his clients at his other businesses. Gerhard Drescher and Anton Drescher are brothers.

Gerhard J. Drescher - Director
------------------------------

Mr. Drescher is a director of USA Video since February 1992. Mr. Drescher is the President and sole shareholder of Python Technologies Ltd., of Vancouver, British Columbia, an electronics consulting firm, since 1989. He is a director of Future Link Systems Inc. since 1994.

Norman J. Bonin - Director
--------------------------

Mr. Bonin has been a director of USA Video since June 1998. Mr. Bonin is President and a director of Direct Disposal Corp., a private British Columbia company engaged in waste management, since 1993. He has been a director of Future Link Systems Inc. since 1998.

Anthony J. Castagno - Executive Vice President
-----------------------------------------------

Mr. Castagno joined USA Video in 1999 as a Vice President. In April, 2000, he moved from Chief Operating Officer to Executive Vice President. Mr. Castagno provided business development, investment and marketing strategy in his role as Chief Operating Officer of USA Video. His duties included directing and overseeing all technology activities of USA Video, including developing and modifying products and services to support sales and marketing, developing new products and services to introduce to market and directing a team of technology professionals. He also serves as President of The Rowe Group, an independent consulting firm specializing in marketing, investor and media relations. Prior to starting The Rowe Group in 1997, he headed a three-state public relations and marketing organization for approximately 17 years for Northeast Utilities, a large public utility in the northeastern U.S. Mr. Castagno teaches a course on mass media and communications at the University of Connecticut and has authored numerous articles and reference materials. Mr. Castagno works between 40 and 60 hours per week on USA Video activities. He spends significantly less time supervising professionals working on the accounts of his clients at The Rowe Group.

Ronald L. Patton - Chief Technical Officer
------------------------------------------

Mr. Patton joined USA Video in January 1999 as a Vice President. Prior to joining USA Video, Mr. Patton was a Vice President of Analysis and Technology from 1998 to 1999. Prior to that he was Senior Vice President of Sonalysts, Inc. for approximately 20 years. Both companies are involved in high-tech video and audio services. Mr. Patton works a minimum of 60 hours per week on USA Video business. His duties include directing and overseeing all technology activities of USA Video, including developing and modifying products and services to support sales and marketing; developing new products and services to introduce to market, and directing a team of technology professionals.

Daniel J. Sciro - Vice-President, Sales
---------------------------------------

Mr. Sciro has joined USA Video in June 1998 as Vice President. Mr. Sciro was President of PC Telecom Corp., Global Telecommunications Systems Corp., and Digital Numeric Systems Corp. for more than 5 years before joining USA Video. The three companies were involved in telecommunications. As President, Mr. Sciro was involved with the development and deployment of global telecommunication technologies for clients. Mr. Sciro works a minimum of 60 hours per week on USA Video business. His duties include developing and implementing sales and sales strategies, establishing new clients and designing systems to meet the requirements of clients, negotiating contracts and directing a team of sales professionals.

William Meyer - Chief Operating Officer
---------------------------------------

Mr. Meyer joined USA Video in April 2000 as its Chief Operating Officer. As Chief Operating Officer, Mr. Meyer will direct and oversee all technology activities of USA Video, including developing and modifying products and services to support sales and marketing, developing new products and services to introduce to market and directing a team of technology professionals. He has specialized knowledge of motivational techniques, strategic planning, digital audio/video systems, high capacity data storage, television production facilities, computer networks, satellite transmission systems and the Internet. Mr. Meyer has over 20 years of experience in the following areas: operations management; engineering; and marketing and consulting for television and digital information systems. He is skilled in planning, budgeting and managing multiple projects for growth using proven methods and effective communications. He has held the following positions over the past six years: Director of Network Operations and Engineering for Paxson Communications Corporation, a company involved in supporting television networks; Operations Manager of Corporate Engineering for Paxson Communications Corporation. Mr. Meyer has a BA from Central Michigan University.

Kent Norton - Chief Information Officer
---------------------------------------

Mr. Norton was appointed in May 2000 as the Corporation's Chief Information Officer. In this position he is responsible for expanding the Corporation's Internet activities, including providing streaming video and Video on Demand and designing a secure data network for USA Video's worldwide deployments. Previously, Mr. Norton was a Director of Technology and Information Systems with beenz.com, which is creating a universal, incentive-based currency for on-line merchants. Prior to that, Mr. Norton was Senior Manager for Computer Sciences Corporation where he designed a global technical support infrastructure for that company's help desks around the world. Mr. Norton has in-depth knowledge and experience in multiple UNIX environments, including Linux; all aspects of data networking include LANs, WANs, security and administration; software development, integration and design including open-source software development, integration and design; Global IT infrastructures and business requirements; and commercial design, development and deployment of Internet and business-focused e-systems and products.

Matthew W. Kinnaman - Vice-President of Strategic Innovation
------------------------------------------------------------

Mr. Kinnaman was named Vice-President of Strategic Innovation in May 2000. In this position he works closely with the Corporation's technical and marketing groups to create technological innovation strategies that are intended to move USA Video into new market opportunities in the rapidly advancing arena of Internet Streaming media. Previous to his appointment at USA Video, Kinnaman was at Gilder Technology Group where he was Editorial Director of Conferences, working with the CEO and with Mr. Gilder on the production team of the Telecosm Conference. Kinnaman also served at Gilder Group as Director of Research and Communication for Harvard Business School professor Clayton Christensen's "Innovation Partnership," and as Editorial Director of the Christensen's Disruptive Innovation Conference. Prior to these appointments, Kinnaman was an Associate Editor at Gilder Technology Group. He holds a Bachelor of Arts degree in Philosophy and Political Science, and a Master of Arts degree in Political Science from the University of Rhode Island.

Compensation of  "Named Executive Officers"
------------------------------------------

The following table sets forth compensation awarded to, earned by or paid to Named Executives for the designated fiscal years. Other than set forth below, no employee of USA Video earned salary and bonus of $100,000 or more in fiscal year 1999.

                          SUMMARY COMPENSATION TABLE
                          --------------------------


                                                                                     Long Term Compensation
                                                               --------------------------------------------------------------------
                                  Annual Compensation                          Awards                         Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Securities
Name and                                             Other Annual      Restricted       Underlying         LTIP
Principal                                            Compensation    Stock Award(s)    Options/SARs      Payouts         All Other
position         Year        Salary        Bonus          ($)              ($)              (#)            ($)         Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Molina, Edwin     1999      $120,000 (1)     -        $200,665 (5)          -           1,200,000           -                -
(CEO)             1998      $ 60,500         -        $  3,172 (6)          -           1,200,000           -                -
                  1997           Nil         -             Nil              -             250,000           -                -
-----------------------------------------------------------------------------------------------------------------------------------
Drescher, Anton   1999      $120,000 (2)     -        $159,025 (7)          -           1,000,000           -                -
(CFO)             1998      $ 77,270         -        $ 34,294 (8)          -           1,000,000           -                -
                  1997      $ 65,517         -        $ 27,782 (9)          -             500,000           -                -
-----------------------------------------------------------------------------------------------------------------------------------
Patton, Ronald    1999      $120,000 (3)     -        $ 49,580 (10)         -             500,000           -                -
(CTO)
-----------------------------------------------------------------------------------------------------------------------------------
Castagno,         1999      $120,000 (4)     -        $194,300 (11)         -             250,000           -                -
Anthony (COO)
-----------------------------------------------------------------------------------------------------------------------------------


(1) Of the $120,000 paid to Mr. Molina in 1999, $24,000 consisted of management fees and $96,000 consisted of product marketing fees.

(2) The entire $120,000 paid to Mr. Drescher in 1999 consisted of consulting fees.

(3) Of the $120,000 paid to Mr. Patton in 1999, $60,000 consisted of product marketing fees and $60,000 consisted of product development fees.

(4) Of the $120,000 paid to Mr. Castagno in 1999, $36,000 consisted of consulting fees, $36,000 consisted of office assistance fees, $12,000 consisted of public relations fees and $36,000 consisted of product marketing fees.

(5) On February 23, 1999, Mr. Molina exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $2,680.00. On March 9, 1999, Mr. Molina exercised 200,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $4,020.00. On March 22, 1999, Mr. Molina exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $2,010. On April 7, 1999, Mr. Molina exercised 50,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $10,050.00. On May 3, 1999, Mr. Molina exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $32,830.00. On June 18, 1999, Mr. Molina exercised 250,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $149,075.00.

(6) On May 6, 1998, Mr. Molina exercised 250,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $3,350.00. On November 3, 1998, Mr. Molina exercised 100,000 options at an exercise price of $0.067 per option, resulting in compensation of $0.00. On November 10, 1998, Mr. Molina exercised 150,000 stock options at an exercise price of $0.067 per option, resulting in a realized value of ($1,005.00). On December 17, 1998, Mr. Molina exercised 250,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $827.00.

(7) On February 2, 1999, Mr. Drescher exercised 200,000 stock options at an exercise price of $0.067 per option, resulting in a realized value of ($2,010.00). On February 17, 1999, Mr. Drescher exercised 300,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $15,075.00. On March 9, 1999, Mr. Drescher exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $2,010.00. On April 28, 1999, Mr. Drescher exercised 250,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $55,275.00. On May 26, 1999, Mr. Drescher exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $36,850.00. On June 10, 1999, Mr. Drescher exercised 50,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $38,860.00. In 1999, Mr. Drescher received interest on loans to USA Video in the amount of $12,965.00.

(8) On January 28, 1998, Mr. Drescher exercised 500,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $10,050.00. In 1998, Mr. Drescher received interest on loans to USA Video in the amount of $24,379.00.

(9) On June 20, 1997, Mr. Drescher exercised 500,000 stock options at an exercise price of $0.072 per option, resulting in a realized value of ($1,800.00). In 1997, Mr. Drescher received interest on loans to USA Video in the amount of $29,582.00.

(10) On May 12, 1999, Mr. Patton exercised 100,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $49,580.00.

(11) On July 6, 1999, Mr. Castagno exercised 250,000 stock options at an exercise price of $0.067 per option, resulting in compensation of $194,300.00.


The following table sets forth certain information concerning grants of stock options pursuant to stock option plans to the Named Executive Officer during the year ended December 31, 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     -------------------------------------

                                                                                            Potential Realizable Value at Assumed
                                                                                          Annual Rates of Stock Price Appreciation
                               Individual Grants                                                        for Option Term
-----------------------------------------------------------------------------------------------------------------------------------
   Name             Number of      % of Total      Exercise     Market Price  Expiration       0% ($)         5% ($)       10% ($)
                   Securities      Options/SARs     Price        on Date of      Date
                   Under-lying      Granted to    ($/Share)    Grant ($/Share)
                   Options/        Employees in
                  SARs Granted    Fiscal Year (1)
-----------------------------------------------------------------------------------------------------------------------------------
Molina, Edwin        1,200,000        23.53%        $ 1.00        $ 1.04        7/16/01       $48,000       $110,000      $172,000
-----------------------------------------------------------------------------------------------------------------------------------
Drescher,            1,000,000        23.53%        $ 1.00        $ 1.04        7/16/01       $40,000       $ 92,000      $144,000
Anton
-----------------------------------------------------------------------------------------------------------------------------------
Patton,                500,000        11.76%        $0.067        $0.065        1/31/01      N/A            $    625      $  2,250
Ronald
-----------------------------------------------------------------------------------------------------------------------------------
Castagno,              250,000         5.88%        $0.067        $0.060        1/12/01      N/A            N/A            N/A
Anthony
-----------------------------------------------------------------------------------------------------------------------------------

(1)  A total of 4,250,000 stock options were granted to employees in 1999.

     The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the Named Executive Officer during the year ended December 31, 1999 and stock options held at year end.

                                       AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION / SAR VALUES
                                            ---------------------------------------
                                                                                                Value of Unexercised
                                                                      Number of Securities           In-the-Money
                                                                     Underlying Unexercised        Options/SARs at
                                                                    Option/SARs at FY-End (#)         FY-End ($)

                       Shares Acquired on                                                            Exercisable/
       Name               Exercise (#)       Value Realized ($)     Exercisable/Unexercisable     Unexercisable (1)
----------------------------------------------------------------------------------------------------------------------------
Molina, Edwin                 800,000                 $200,665           1,200,000 / 0             N/A (2) / $0
----------------------------------------------------------------------------------------------------------------------------
Drescher, Anton             1,000,000                 $146,060           1,000,000 / 0             N/A (3) / $0
----------------------------------------------------------------------------------------------------------------------------
Patton, Ronald                100,000                 $ 49,580             400,000 / 0            $365,200 / $0
----------------------------------------------------------------------------------------------------------------------------
Castagno, Anthony             250,000                 $194,300                   0 / 0            $      0 / $0
----------------------------------------------------------------------------------------------------------------------------


(1) On December 31, 1999, the average of the high and low price of the stock trading on the OTC BB was $0.98.

(2) Mr. Molina's 1,200,000 options, with an exercise price of $1.00, were not in-the-money based on the December 31, 1999 closing price of $0.98 per share for USA Video's common stock.

(3) Mr. Drescher's 1,000,000 options, with an exercise price of $1.00, were not in-the-money based on the December 31, 1999 closing price of $0.98 per share for USA Video's common stock.

Compensation of Directors
-------------------------

Directors receive no compensation for their service as such, although they do receive reimbursement for consulting services provided to USA Video. In addition Mr. Molina, Mr. Anton Drescher, Mr. Gerhard Drescher and Mr. Bonin were each granted options to purchase an aggregate of 2,300,000 common shares of USA Video, due in part to their service as directors. All of the options are fully vested, have an exercise price of $1.00 per share and must be exercised by July 16, 2001. USA Video has no obligation or policy to grant stock options to directors.

Employment Contracts
--------------------

USA Video does not have an employment contract with Mr. Molina and it has no obligation to provide compensation to him in the event of his resignation, retirement or termination, or a change in control. USA Video may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Executive Officers and Directors. At the present time no such plans exist. No advances have been made or are contemplated by USA Video to any of its Executive Officers or Directors.

8.   INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS AND EMPLOYEES
     --------------------------------------------------------

No monies are owing to the Corporation by any of the directors, officers or employees of the Corporation.

9.   INTERESTS OF MANAGEMENT, INSIDERS AND OTHERS IN MATERIAL TRANSACTIONS
     ---------------------------------------------------------------------

No insider or member of management has had or will have any financial interest in any material transaction to which the Corporation is or is anticipated to be a party except as disclosed elsewhere in this Information Circular or as hereinafter disclosed.

Private Placements
-------------------

During 1999, the Corporation concluded four private placements of a total of 4,250,000 units raising $1,195,267.

The first private placement, for 2,000,000 units closed February 24, 1999. Each unit consisted of one share issued at $0.067 and one share purchase warrant exercisable at $0.067 per share expiring January 31, 2001. Participants in this private placement included Edwin Molina (300,000 units, $20,100), Anton J. Drescher (575,000 units, $38,525), Anthony Castagno (300,000 units, $20,100) and Ronald Patton (250,000 units, $16,750), all of whom were officers of the Corporation at the time of the private placement.

The second private placement, for 1,000,000 units closed April 20, 1999. Each unit consisted of one share issued at $0.114 and one share purchase warrant exercisable at $0.128 per share expiring March 23, 2001. Participants in this private placement included Edwin Molina (350,000 units, $39,900), Anton J. Drescher (350,000 units, $39,900) and Anthony Castagno (100,000 units, $11,400), all of whom were officers of the Corporation at the time of the private placement.

The third private placement, for 500,000 units closed June 28, 1999. Each unit consisted of one share issued at $0.395 and one share purchase warrant exercisable at $0.497 per share expiring May 19, 2001. Participants in this private placement included Edwin Molina (70,000 units, $27,650), Anton J. Drescher (70,000 units, $27,650), Anthony Castagno (70,000 units, $27,650),
Ronald Patton (50,000 units, $19,750) and Daniel Sciro (50,000 units, $19,750), all of whom were officers of the Corporation at the time of the private placement.

The fourth private placement, for 750,000 units closed July 30, 1999. Each unit consisted of one share issued at $1.00 and one share purchase warrant exercisable at $1.10 per share expiring July 15, 2001. Participants in this private placement included Edwin Molina (90,000 units, $90,000) and Anton J. Drescher (100,000 units, $100,000) both of whom were officers of the Corporation at the time of the private placement.

The above private placements were priced based on the then current trading prices of the Corporation's shares on The Alberta Stock Exchange (the "ASE") less the discount permitted by the policies of the ASE. The ASE amalgamated with the Vancouver Stock Exchange effective November 29, 1999 and is now know as the Canadian Venture Exchange. All of the shares issued under these private placements were restricted from trading for one year pursuant to the Alberta Securities Act and were further restricted from trading under the United States Securities Act of 1933 for residents of the United States.

Transactions with Management and Others
---------------------------------------

No director, executive officer or nominee for election as a director of USA Video, and no owner of five percent or more of USA Video's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount involved exceeds $60,000.

In 1999, each of the following executive officers received $120,000 in fees for services rendered as specified:

Edwin Molina        --    $24,000 in management fees; $96,000 in product marketing fees.
Anton Drescher      --    $120,000 in consulting fees.
Ronald Patton       --    $60,000 in product marketing fees; $60,000 in product development fees.
Anthony Castagno    --    $36,000 in consulting fees; $36,000 in office assistance fees; $12,000 in public relations  fees;
                          $36,000 in product marketing fees.

Certain Business Relationships
------------------------------

No directors or nominee for director is or has been during USA Video's last fiscal year an executive officer or beneficial owner of more than 10% of any other entity that has engaged in a transaction with USA Video in excess of 5% of either company's revenues or assets.

USA Video owns a 50% interest in a joint venture named Adnet USA LLC, which was incorporated as a California limited liability company. Formed in 1997, the purpose of Adnet USA LLC was to provide Internet advertising and web page facilities to corporate customers. USA Video's joint venture partner is a related company by virtue of common directors. USA Video's expenses related to the joint venture were $174,144. USA Video and its joint venture partner agreed to abandon the joint venture and consequently Adnet USA LLC is inactive.

Indebtedness of Management
--------------------------

There are no persons who are directors, executive officers of USA Video, nominees for election as a director, immediate family members of the foregoing, corporations or organizations (wherein the foregoing are executive officers or partners, or 10% of the shares of which are directly or beneficially owned by the foregoing), trusts or estates (wherein the foregoing have a substantial beneficial interest or as to which the foregoing serve as a trustee or in a similar capacity) are indebted to USA Video in an amount in excess of $60,000.

10.  FINANCIAL STATEMENTS
     --------------------

The audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 1999, and the auditor's report thereon are included in the Annual Report of the Corporation which accompanies this Information Circular and will also be presented at the Meeting.

11.  PROPOSAL NO. 1 - ELECTION OF DIRECTORS
     --------------------------------------

At the meeting, it is proposed that a board of four (4) directors be elected to hold office until the next annual meeting or until their successors are elected or appointed. There are presently four directors of the Corporation, each of whom retires from office at the Meeting.

Unless otherwise directed, it is the intention of management to vote proxies in the accompanying form in favor of the election as directors of the following four nominees:

          Edwin Molina
          Anthony J. Castagno
          Anton J. Drescher
          Daniel J. Sciro

The following table sets out the names of the proposed nominees for election as directors, the municipality of residence, their principal occupations and the number of shares of the Corporation beneficially owned directly, or indirectly, or over which control is directed and exercised by each of them, as at the date hereof:


           NAME AND                                                                                   COMMON
         MUNICIPALITY                                                                DIRECTOR       SHARES HELD
         OF RESIDENCE                        PRINCIPAL OCCUPATION                     SINCE        OR CONTROLLED
----------------------------------------------------------------------------------------------------------------
Edwin Molina, Groton Long       President of the Corporation since June 30,       June 30, 1998        2,182,924
 Point, Connecticut             1998; Senior Administrator with the
                                Corporation from June, 1992 to June, 1998;
                                Senior Administrator with Adnet USA LLC since
                                May, 1996; Senior Administrator with Future
                                Media Technologies Corp. from January, 1988
                                to June 1992.
----------------------------------------------------------------------------------------------------------------
Anton J. Drescher               Chief Financial Officer of USA Video            December 22, 1994      3,837,885
Vancouver, British Columbia     Interactive Corp. since 1993; President of
(1)                             Westpoint Management Consultants Limited of
                                Vancouver, B. C. since 1979; President,
                                Harbour Pacific Capital Corp. since 1998;
                                Certified Management Accountant since 1981.
----------------------------------------------------------------------------------------------------------------
Anthony J. Castagno             Chief Operating Officer of the Corporation           Nominee           1,022,700
North Stonington,               since April, 1999 and Vice President of the
Connecticut (1)                 Corporation since November, 1998;  President
                                of The Rowe Group, an independent consulting
                                company specializing in start-up and rapidly
                                growing high-tech companies since March,
                                1997; Adjunct Professor, Department of
                                Communications, University of Connecticut
                                since June, 1997; Manager, Corporate
                                Communications, Northeast Utilities from
                                March, 1981 to March, 1997.
----------------------------------------------------------------------------------------------------------------
Daniel J. Sciro                 Vice President of the Corporation since June,        Nominee           1,708,600
Mystic, Connecticut (1)         1998; President of Digital Numeric Systems,
                                Corp., PC Telecom, Corp. and Global Telecom
                                Systems, Corp. all of which are New York
                                based telecommunications companies from 1995
                                to 1998.
----------------------------------------------------------------------------------------------------------------

(1) Member of the Audit Committee. The Board of Directors does not have an Executive Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" EACH NOMINEE SET FORTH
ABOVE.

12.  PROPOSAL NO. 2 - APPOINTMENT OF AUDITORS
     ----------------------------------------

At the meeting, the shareholders will be called upon to appoint auditors to serve until the close of the next annual general meeting of the Corporation, and to authorize the directors to fix the remuneration of the auditors so appointed.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF AMISANO & CO., CHARTERED ACCOUNTANTS, WHO WERE FIRST APPOINTED AUDITORS ON SEPTEMBER 19, 1990.

Unless otherwise directed, the proxy holder intends to vote in favor of this resolution.

A representative of the auditors will be available by telephone at the Meeting to make a statement, if they so desire, and to answer any questions from the Shareholders.

13.  TRANSFER AGENT AND REGISTRAR
     ----------------------------

     CIBC MELLON TRUST COMPANY                   Fax (403) 264-2100
     Suite 600, 333 - 7th Avenue S.W.
     Calgary, Alberta, Canada, T2P 2Z1

     P.O Box 2517
     Calgary, Alberta, Canada, T2P 4P4

14.  FURTHER INFORMATION
     -------------------

  Shareholders requiring further information may acquire same by contacting USA Video Interactive Corp., Investor Relations, 70 Essex Street, Mystic, Connecticut, U. S. A., 06355 (telephone 800-625-2200, fax 860-572-7753).

15.  SHAREHOLDER PROPOSALS
     ---------------------

  Any Shareholder wishing to submit a proposal to be voted upon at the Corporation's next Annual Meeting is required to submit in writing the text of the shareholder proposal, a statement of not more than 200 words in support of the proposal and the name and address of the shareholder(s) making the proposal by not later than March 23, 2001 to either of the Corporation's executive office at 70 Essex Street, Mystic, Connecticut, U. S. A., 06355 or the Corporation's corporate office at #507, 837 West Hastings Street, Vancouver, B.C., Canada, V6C 3N6.

16.  OTHER MATTERS
     -------------

  Management knows of no amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Annual Meeting. However, if any other matter properly comes before the Meeting, the accompanying form of Proxy will be voted on such matter in accordance with the best judgment of the person(s) voting the proxy.

                                  CERTIFICATE
                                  -----------

The contents and the sending of this Information Circular have been approved by the directors of the Corporation.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact which is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

DATED May 10, 2000.

                          USA VIDEO INTERACTIVE CORP.


Per:   /s/ Edwin Molina           Per:   /s/ Anton J. Drescher
    ----------------------            ---------------------------
       EDWIN MOLINA                      ANTON J. DRESCHER
       President                         Chief Financial Officer

                    USA VIDEO INTERACTIVE CORP.

                    PROXY

                    FOR THE ANNUAL MEETING OF THE
                    SHAREHOLDERS TO BE HELD ON JUNE 23, 2000

                    THIS PROXY IS SOLICITED BY MANAGEMENT
                    ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of USA VIDEO INTERACTIVE CORP. (the "Corporation") hereby appoints Edwin Molina, President of the Corporation, or failing him, Anton J. Drescher, Secretary/Treasurer and Chief Financial Officer of the Corporation, or instead of either of the foregoing,______________________ as my nominee to attend and act for me on my behalf at the Annual Meeting of the shareholders of the Corporation to be held on June 23, 2000, and at any adjournments thereof, and to vote

1. With respect to the election of the directors nominated in the Information Circular of the Corporation dated May 2, 2000, as follows:

     EDWIN MOLINA         For (           )  or withhold vote (           )

     ANTON J. DRESCHER    For (           )  or withhold vote (           )

     ANTHONY J. CASTAGNO  For (           )  or withhold vote (           )

     DANIEL J. SCIRO      For (           )  or withhold vote (           )

2.   For (            ) or withhold vote (           ) the resolution to appoint
     Amisano Hansen, Chartered Accountants, as auditors of the Corporation for the year ending December 31, 2000 at a remuneration to be fixed by the Board of Directors.

3.   On such other business as may properly come before the Meeting.

The undersigned instructs the above-named proxy holder to act on each of the matters itemized above as directed. If no direction is given, such proxy holder shall vote for the election as directors of the nominees listed in the Information Circular and for the appointment of Amisano Hansen, Chartered Accountants, as auditors. The undersigned hereby confers a discretionary authority upon such proxy holder to vote, in accordance with his best judgment, with respect to amendments or variations to the matters outlined above and with respect to matters other than those listed in the notice calling the meeting and which may properly come before the Meeting. At the date hereof, management of the Corporation knows of no such amendment, variation or other matter.

IF YOU DO NOT SPECIFY HOW YOU WOULD LIKE TO VOTE ON PROPOSALS 1 AND 2 ABOVE, THE SHARES SUBJECT OF THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

The undersigned hereby revokes any proxy previously given.

                                  DATED this _____ day of _______________, 2000.


                                    --------------------------------------------
                                                                     Shareholder
                                  (Please sign exactly as shares are registered.
                              If the shareholder is a corporation, its corporate
                                        seal must be affixed to this Instrument)



                                    --------------------------------------------
                                                                    Printed name


                                    --------------------------------------------
                                                          Number of shares owned

INSTRUCTIONS
------------

1. This instrument appointing a proxy must be in writing and shall be dated and executed by the shareholder or his attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof who has been duly authorized. If the proxy is not dated above, it will be deemed to bear the date on which it was mailed to the shareholder.

2. A shareholder has the right to appoint a person to attend and act for him and on his behalf at the meeting other than the persons named above. Such person need not be a shareholder. To exercise this right, insert the name and city of residence of the person you wish to be your nominee in the space provided above.

3. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE THIS FORM OF PROXY AND RETURN IT TO THE CORPORATION'S TRANSFER AGENT IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.